SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          January 8, 2004

                           RESOURCES CONNECTION, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                      0-32113                33-0832424
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  (State or other jurisdiction          (Commission             (IRS Employer
        of incorporation)               File Number)         Identification No.)

         695 Town Center Drive, Suite 600, Costa Mesa, California 92626
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            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code         (714) 430-6400

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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 9: REGULATION FD DISCLOSURE

      On January 8, 2004, Resources Connection, Inc. issued a press release announcing the appointment of a new board member, Julie A. Hill. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2004

                                                      RESOURCES CONNECTION, INC.

                                                      By: /s/ Donald B. Murray
                                                          ----------------------
                                                      Donald B. Murray
                                                      Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Name of Item
-----------    ------------

   99.1        Press Release issued on January 8, 2004